UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 27, 2012

000-53446

(Commission File Number)

PROPANC HEALTH GROUP CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	33-0662986 (I.R.S. Employer Identification No.)

576 Swan Street
Richmond, VIC, 3121 Australia
 (Address of principal executive offices)  (Zip Code)

61 03 92084182

(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Propanc's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include Propanc's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in Propanc's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and Propanc disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Propanc’s expectations or future events.

Item 8.01 Other Events

On June 27, 2012, Propanc Health Group Corporation (the “Company”) issued a press release announcing that its 15c2-11 application was approved by the Financial Industry Regulatory Authority and its shares of common stock will trade on the Over-the-Counter Bulletin Board under the ticker symbol “PPCH”.

A copy of the press release titled, “Propanc to Begin Trading on the OTC Bulletin Board Under the Symbol PPCH” is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

99.1           Press Release titled, “Propanc to Begin Trading on the OTC Bulletin Board Under the Symbol PPCH”, dated June 26, 2012.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PROPANC HEALTH GROUP CORPORATION

Dated: June 27, 2012	By:	/s/ James Nathanielsz
Name: James Nathanielsz
Title: Chief Executive Officer